EXHIBIT 99.2

Erik Olsson Script – All Employee Call
12/16/11

Good morning everyone.

As you may know, yesterday evening we announced that an agreement had been reached to merge the operations of RSC Equipment Rental and United Rentals.

This is an unprecedented milestone that will create a best-in-class rental company, with unparalleled geographic coverage, products and service offerings.

We have all worked very hard to build RSC into one of the best companies in our industry.  Our focus on operational and service excellence, delivered by our outstanding people, has driven the tremendous results we have had.

It is worth noting that we have experienced some of our best results ever during a challenging time in the overall economy.  You should all be very proud.

This is a transformational moment in our history.  By combining forces, we will leverage the strengths of both RSC and United, bringing the best people and processes together to service customers at extraordinary levels.

Our companies share a similar philosophy of customer service, safety, and commitment to excellence. We will integrate and share best practices, learning from them as they learn from us.

The significant resources of an even larger organization, grounded in financial and operational strength, will also provide significant opportunities for our team to excel and benefit.

We are in the beginning stages now of a process that is expected to continue into the second quarter of next year.  There will be regulatory and shareholder approvals to complete, along with integration planning and coordination.

The combined company will use the United Rentals name, and Michael Kneeland, United’s President and CEO, will remain in his position.

RSC employees who become part of the new URI team will maintain their current seniority or hire date as though there was no change in ownership.  While specific details are still being finalized, I can tell you that current salaries or hourly pay rates will remain unchanged, unless your position changes.

No changes will be made to commission structures prior to the closing of the merger.  We anticipate that following the closing, employees who transition to URI will also transition to the URI commission structure, and details will be communicated as part of the onboarding process.

There will also be no changes to the scheduled payout of the 2011 MVC or Service Excellence awards, based on the plan guidelines. In addition, we will payout at target the 1st quarter 2012 MVC and Service Excellence Awards.

Your RSC benefit elections made last month will remain in effect through December 31, 2012.  URI benefits eligibility and related information will be communicated once employees complete the transition following the transaction closing.

There are many other details yet to be determined, and my commitment, as always, is to openness and transparency as we go through this process.  We will maintain regular communications with you, including weekly calls, to keep you updated on the latest developments.

I know that you will all have questions, and we will attempt to answer them in a timely fashion.  If you have questions about the merger that you would like to submit to the RSC leadership team, you may email them to CEOchat@rscrental.com.  Answers to these questions will be posted on the RSC Village intranet for everyone to access.

During the coming weeks and months we must focus on running our business as we always have, maintaining focus on our customers.  Prior to closing the transaction, we will continue to operate as a separate company, and we will continue to compete – and win – in the marketplace.

We should not and cannot collaborate on transactions or share customer information or pricing.  We continue to be competitors up until the transaction closes, and our growth and financial objectives remain in place.

I ask that you continue to represent RSC with the integrity and hard work that has made us the best team our industry has ever seen.  Our customers must remain our top priority, and we must meet their needs and expectations.

I want to thank all of you very much for your outstanding commitment and performance.  This is a time of great change, and great opportunities are ahead.

 FORWARD-LOOKING STATEMENTS DISCLOSURE:

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA.  Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “project,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in RSC’s business and competitive strengths, all of which involve risks and uncertainties.

Where, in any forward-looking statement, RSC or its management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished.  RSC’s actual results may differ materially from its expectations, plans or projections.  RSC warns you that forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond RSC’s ability to control or predict with accuracy and some of which it might not even anticipate.  These risks and uncertainties include:  the timing to consummate the proposed transaction with United Rentals, Inc. (“URI”); negative effects from the pendency of the transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the ability of RSC to timely receive the required approval of its shareholders; the risk that the contemplated transaction does not occur for any other reason; the possibility that costs or difficulties related to the transaction will be greater than expected; the ability of RSC to successfully integrate with the business of United Rentals, Inc., including the combined company’s ability to access sufficient sources of capital to fund its operations; the risks to the combined company’s ability to retain and hire key personnel; the diversion of management time on transaction-related issues; and other risks described in the “Risk Factors” section of URI’s and RSC’s SEC reports.  RSC gives no assurance that it will achieve its expectations and it does not assume responsibility for the accuracy and completeness of the forward-looking statements.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of its SEC reports.  RSC cautions readers not to place undue reliance on these forward-looking statements that speak only as of the date made. All forward-looking statements including information included or incorporated by reference herein are based upon information available to RSC as of the date hereof, and RSC assumes no obligation to update or revise any such forward-looking statements.

ADDITIONAL INFORMATION

In connection with the proposed transaction, URI will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of RSC that also constitutes a prospectus of URI and a proxy statement of URI.  RSC will mail the proxy statement/prospectus to its shareholders. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF RSC ARE URGED TO READ THE PROXY STATEMENT/ PROSPECTUS CAREFULLY, BECAUSE THE PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.  You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (sec.gov).  You will also be able to obtain these documents, free of charge, when filed, from RSC’s website, www.rscrentals.com, at 6929 E Greenway Parkway, Scottsdale, Arizona.

RSC and its directors, executive officers and certain other members of management and employees may be soliciting proxies from RSC shareholders in favor of the proposed transaction.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of RSC shareholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus filed with the SEC.  You can find information about RSC’s executive officers and directors in its definitive proxy statement filed with the SEC on March 16, 2011.